UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

       Date of Report (Date of earliest event reported) December 12, 2003

             (Exact name of registrant as specified in its charter)
                                DST Systems, Inc.

           (State or other        (Commission         (I.R.S. Employer
             jurisdiction         File Number)       Identification No.)
           of incorporation)

                Delaware            1-14036               43-1581814

                333 West 11th Street, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (816) 435-1000

                                 Not Applicable
         (Former name or former address, if changed since last report.)

                                    FORM 8-K
                                DST SYSTEMS, INC.

Item 5  OTHER EVENTS

See attached to this Form 8-K a News Release dated December 12, 2003 concerning organizational changes.

ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.
                  Exhibit No.       Description of Document
                  99.1              News Release dated December 12, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           DST Systems, Inc.

                           /s/Randall D. Young
                           Vice President, General Counsel and Secretary

Date: December 15, 2003

                                                          Exhibit 99.1

            DST SYSTEMS, INC. (DST) ANNOUNCES ORGANIZATIONAL CHANGES

KANSAS CITY, Mo., December 12, 2003 - Charles W. Schellhorn has announced his resignation as President and CEO of DST Output, effective January 1, 2004, to focus solely on his leadership role at Argus Health Systems, a 50% owned joint venture of DST, based in Kansas City, Mo.

To fill the DST Output leadership position, Steven J. Towle, President and COO of Boston Financial Data Services, Inc. (BFDS), a 50% owned joint venture of DST, will become DST Output's President and CEO, effective January 1, 2004. He will report directly to Thomas A. McDonnell, President and CEO of DST.

Mr. Towle joined Boston Financial in May of 1997 as the Senior Vice President responsible for the Mutual Funds Division, Cash Management, Operations Support Services and Client Resources. He previously served as a principal in Investor Services with Scudder, Stevens & Clark in Boston, where he managed transfer agent operations, servicing two million accounts in the Scudder, AARP and Scudder Institutional Fund families.

Stephen C. Hooley, Senior Vice President of State Street Corporation, will assume the position of President and CEO at BFDS, effective January 1, 2004. He will report to Thomas A. McCullough, Executive Vice President and COO of DST and Chairman of BFDS. In his 11 years with State Street, Mr. Hooley has held several executive positions, including leading the company's corporate pensions business, and has extensive experience in IT reengineering. He most recently supervised the integration of the U.S. operations of the Global Securities Services business acquired from Deutsche Bank into State Street.

Terry L. Metzger, DST Vice President of Mutual Fund Remote Customer Relationships, will assume the role of Executive Vice President and COO at BFDS, effective January 1, 2004, reporting to Steve Hooley. In his more than 24 years at DST, Mr. Metzger's responsibilities included the management of several of DST's remote mutual fund customer relationships, including BFDS. During the transition, Mr. Metzger's direct reports will report to Robert L. Tritt, Group Vice President of DST.

                                     * * * *

The information and comments above may include forward-looking statements respecting DST and its businesses. Such information and comments are based on DST's views as of today, and actual results could differ. There could be a number of factors affecting future results, including those set forth in Form 8-K/A dated March 17, 2003 filed by DST with the Securities and Exchange Commission. All such factors should be considered in evaluating any forward-looking comment. The Company will not update any forward-looking statements in this press release to reflect future events.